PURCHASE AGREEMENT


         This PURCHASE AGREEMENT is made as of this ___ day of _______, 199_, by and among UAC SECURITIZATION CORPORATION, a Delaware corporation (the "Purchaser"), UNION ACCEPTANCE FUNDING CORPORATION, a Delaware corporation (the "Seller") and UNION ACCEPTANCE CORPORATION, an Indiana corporation ("UAC").

         WHEREAS, the Purchaser desires to purchase certain Receivables from the Seller and the Seller desires to sell such Receivables to the Purchaser.

         WHEREAS, the Seller purchased Receivables from UAC, and UAC has certain obligations related to the representations and warranties made to the Seller in conjunction with such sales. UAC services the Receivables on behalf of UAFC and expects to service the Receivables on behalf of the UACSC 199_-_ Auto Trust and to receive the benefits of acting as servicer in such capacities.

         NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS

         As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

         "Agreement" means this Purchase Agreement and all amendments hereof and supplements hereto.

         "Assignment"  means  the  document  of  assignment   attached  to  this
Agreement as Annex A.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, Chicago, Illinois or Boston, Massachusetts are authorized or obligated by law, executive order or governmental decree to be closed.

         "Closing Date" means the date specified as such in Article II of the Pooling and Servicing Agreement.


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         "Cutoff  Date"  means the date  specified  as such in the  Pooling  and
Servicing Agreement.

         "Dealer" means the seller of a Financed Vehicle, who originated and assigned the related Receivable to UAC or the Predecessor under an existing agreement with UAC or the Predecessor or who arranged for a loan from UAC or the Predecessor to the purchaser of a Financed Vehicle under an existing agreement with UAC or the Predecessor.

         "Distribution Date" means, for each Collection Period, the third Business Day after the 5th day of the following month.

         "Financed Vehicle" means a new or used automobile, light truck or van, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

         "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind other than tax liens, mechanics' liens, and any liens which attach to the respective Receivable by operation of law.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel to the Depositor, which counsel shall be acceptable to the Purchaser and the Trustee.

         "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

         "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement by and between the Purchaser as Depositor and Servicer and Bankers Trust Company as Trustee dated as of ___________, 199_, providing for the issuance of Automobile Receivable Pass-Through Certificates.

         "Precomputed Receivable" means any Receivable under which the portion of a payment allocable to earned interest (which may be referred to in the related contract as an add-on finance charge) and the portion allocable to the Amount Financed is determined according to the sum of periodic balances, the sum of monthly balances, the rule of 78's or any equivalent method.

         "Predecessor" means Union Federal Savings Bank of Indianapolis, a federally chartered savings bank.

         "Purchase Amount" of any Receivable, as of the close of business on the last day of any Collection Period, means the amount equal to the sum of the Principal Balance of such Receivable plus any unpaid interest accrued and due during or prior to such Collection Period on such Receivable.

         "Receivable" means any simple or precomputed interest installment sales contract or installment loan and security agreement which shall appear on Schedule A to this Agreement.

         "Receivable Files" means the following documents or instruments with respect to each Receivable:

                  (i) The original of the Receivable.

                  (ii) The original credit application fully executed by the Obligor.

                  (iii) The original certificate of title or such documents that the Seller or UAC shall keep on file, in accordance with its customary procedures, evidencing the security interest of the Seller in the Financed Vehicle.

                  (iv) Any and all other documents that the Seller shall keep on file, in accordance with its customary procedures, relating to a Receivable, an Obligor, or a Financed Vehicle.

         "Servicer" means initially the UAC and thereafter any Person appointed as the successor Servicer as provided in Section 14.02 of the Pooling and Servicing Agreement.

         "Trust" means the trust created by the Pooling and Servicing Agreement.

         "Trustee" means Bankers Trust Company, a banking corporation organized under the laws of the State of New York and its successors or any corporation resulting from or surviving any merger or consolidation to which it or its successors may be a party or any successor trustee at the time serving as successor trustee hereunder.

         "UCC" means the Uniform Commercial Code as in effect in the respective jurisdiction.

         Capitalized terms used herein but not defined herein have the meanings assigned to them in the Pooling and Servicing Agreement.


                                   ARTICLE II

                        PURCHASE AND SALE OF RECEIVABLES

         Section 2.01 Purchase and Sale of Receivables.

                  (a) Purchase and Sale of Receivables. Simultaneously with the transactions occurring on the Closing Date pursuant to the Pooling and Servicing Agreement, the Seller shall sell, transfer, assign and otherwise convey to the Purchaser, without recourse;

                           (i) all right,  title,  and interest of the Seller in
                  and to the Receivables listed in Schedule A hereto;

                           (ii) the security  interests in the Financed Vehicles
                  granted by Obligors pursuant to the Receivables;

                           (iii) any Liquidation  Proceeds and any proceeds from
                  claims or refunds of premiums on any physical damage, lender's single interest, credit life, disability and hospitalization insurance policies covering Financed Vehicles or Obligors;

                           (iv) the interest of the Seller in any proceeds  from
                  recourse to Dealers relating to the Receivables;

                           (v) all documents contained in the Receivable Files;

                           (vi) all  monies  paid  thereon,  and all  monies due
                  thereon, including Accrued Interest after the Cutoff Date (but excluding interest paid prior to the Closing Date), with respect to the Receivables held by the Servicer; and

                           (vii) all proceeds of the foregoing.

         The Seller does not convey to the Purchaser any interest in any contracts with Dealers related to any "dealer reserve" or any rights to the recapture of any dealer reserve.

         (b) Receivables Purchase Price. In consideration for the Receivables, the Purchaser shall on the Closing Date pay to the Seller the purchase price for such Receivables, equal to the Principal Balance of such Receivables at the Cutoff Date in the amount of $____________.

         Section 2.02      Closing the Purchase and Sale.

         (a) The Closing. The closing of the sale of Receivables (the "Closing") shall take place at the offices of Barnes & Thornburg, 1313 Merchants Bank Building, 11 South Meridian Street, Indianapolis, Indiana 46204, on the Closing Date, simultaneously with the closing under the Pooling and Servicing Agreement.

         (b)      Documents to be Delivered at the Closing.

         (i) The Assignment. On or prior to the Closing, the Seller will execute and deliver the Assignment. The Assignment shall be in substantially the form of Annex A hereto.

         (ii) Evidence of UCC Filing. The Seller shall record and file, at its own expense, one or more financing statements with respect to the Receivables in such manner and in such places as required by law fully to preserve, maintain and protect the interest of the Purchaser in the Receivables and other property conveyed to the Purchaser hereunder, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to the Purchaser on or prior to the Closing Date.

         (iii) Schedule of Receivables. The Seller shall at its own expense, on or prior to the Closing Date, indicate in its computer files those Receivables that have been sold or otherwise conveyed to the Purchaser pursuant to this Agreement and deliver to the Purchaser (or to the Trustee on the Purchaser's behalf) a computer file, hard copy or microfiche list containing a true and complete list of all such Receivables.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Section 3.01 Representations and Warranties Regarding the Seller. The Seller hereby represents and warrants to the Purchaser as of the date hereof and as of the Closing Date;

         (a) Organization and Good Standing. The Seller has been duly incorporated and is validly existing as a corporation and in good standing under the laws of the State of Delaware, and has full corporate power, authority and legal right to execute and deliver this Agreement and to perform the terms and provisions hereof.

         (b) Due Authorization. The execution, delivery and performance of this Agreement by the Seller has been duly authorized by all necessary corporate action, does not require any approval or consent of any governmental agency or authority, does not and will not violate or result in a breach which would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such to its property which is material to it or its subsidiaries (whether or not consolidated) taken as a whole, or to the best of the Seller's knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Agreement is the valid, binding and enforceable obligation of the Seller except as the same may be limited by insolvency, bankruptcy or other similar laws of general application affecting the enforcement of creditors' rights or general equity principles.

         (c) Accuracy of Information. All information heretofore furnished by the Seller in writing to the Purchaser for purposes of or in connection with this Agreement or any transaction contemplated hereby is true and accurate in every material respect or based on reasonable estimates on the date as of which such information is stated or certified.

         (d) No Proceedings. There are no proceedings or investigations pending, or, to the best knowledge of the Seller, threatened against the Seller before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality seeking any determination or ruling that, in the reasonable judgment of the Seller, would have a material adverse effect on the performance by the Seller of its obligations under this Agreement.

         Section 3.02 Representations and Warranties Regarding UAC. UAC hereby represents and warrants to the Purchaser as of the date hereof and as of the Closing Date;

         (a) Organization and Good Standing. UAC has been duly incorporated and is validly existing as a corporation and in good standing under the laws of the State of Indiana and has full corporate power, authority and legal right to execute and deliver this Agreement and to perform the terms and provisions hereof.

         (b) Due Authorization. The execution, delivery and performance of this Agreement by UAC has been duly authorized by all necessary corporate action, does not require any approval or consent of any governmental agency or authority, does not and will not violate or result in a breach which would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such to its property which is material to it or its subsidiaries (whether or not consolidated) taken as a whole, or to the best of UAC's knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Agreement is the valid, binding and enforceable obligation of UAC except as the same may be limited by insolvency, bankruptcy or other similar laws of general application affecting the enforcement of creditors' rights or general equity principles.

         (c) Accuracy of Information. All information heretofore furnished by UAC in writing to the Purchaser for purposes of or in connection with this Agreement or any transaction contemplated hereby is true and accurate in every material respect or based on reasonable estimates on the date as of which such information is stated or certified.

         (d) No Proceedings. There are no proceedings or investigations pending, or, to the best knowledge of UAC, threatened against UAC before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality seeking any determination or ruling that, in the reasonable judgment of UAC, would have a material adverse effect on the performance by UAC of its obligations under this Agreement.

         Section 3.03 Representations and Warranties Regarding the Receivables. The Seller and UAC make the following representations and warranties as to the Receivables on which the Purchaser relies in purchasing the Receivables. Such representations and warranties speak as of the execution and delivery of the Agreement, but shall survive the sale, transfer, and assignment of the Receivables by the Seller to the Purchaser hereunder and by the Purchaser to the Trustee under the Pooling and Servicing Agreement.

         (a) Characteristics of Receivables. Each Receivable (1) shall have been either (A) originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, shall have been purchased by UAC or the Predecessor from such Dealer and shall have been validly assigned by such Dealer to UAC (or to the Predecessor and by the Predecessor to UAC) in accordance with its terms and by UAC to the Seller and, pursuant to this Agreement, by the Seller to the Purchaser or (B) shall have been originated in the United States of America by UAC (or originated by the Predecessor and validly sold and assigned by the Predecessor to UAC) and in either case, validly sold and assigned by UAC to the Seller, and, pursuant to this Agreement, by the Seller to the Purchaser (2) shall have been fully and properly executed by the parties thereto, (3) shall have created or shall create a valid, subsisting, and enforceable first priority perfected security interest in favor of UAC, the Predecessor or the Seller in the Financed Vehicle, which security interest shall be assignable and shall have been validly assigned by the Seller to the Purchaser, (4) shall contain customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security, and (5) shall bear a fixed rate of interest.

         (b) Schedule of Receivables. The information set forth in Schedule A to the Agreement shall be true and correct in all material respects as of the closing of business on the Cutoff Date, and no selection procedures believed to be adverse to the Certificateholders shall have been utilized in selecting the Receivables.

         (c) Compliance with Law. Each Receivable and each sale of the related Financed Vehicle shall have complied at the time it was originated or made and at the execution of the Agreement shall comply in all material respects with all requirements of applicable federal, State, and local laws, and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal
Reserve Board's Regulations B and Z, and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other applicable consumer credit laws and equal credit opportunity and disclosure laws.

         (d) Binding Obligation. Each Receivable shall represent the genuine, legal, valid, and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms.

         (e) No Government Obligor. None of the Receivables shall be due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America, any State or any local government.

         (f) Security Interest in Financed Vehicle. Immediately prior to the sale, assignment, and transfer thereof, each Receivable shall be secured by a validly perfected first priority security interest in the Financed Vehicle in favor of UAC, the Predecessor or the Seller as secured party or all necessary and appropriate actions with respect to such Receivable shall have been taken to perfect a first priority security interest in the Financed Vehicle in favor of UAC, the Predecessor or the Seller as secured party.

         (g) Receivables in Force. No Receivable shall have been satisfied, subordinated, or rescinded, nor shall any Financed Vehicle have been released from the lien granted by the related Receivable in whole or in part.

         (h) No Waiver. No provision of a Receivable shall have been waived.

         (i) No Defenses. No right of rescission, setoff, counterclaim, or defense shall have been asserted or threatened with respect to any Receivable.

         (j) No Liens. No liens or claims shall have been filed, including liens for work, labor, or materials relating to a Financed Vehicle that shall be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable.

         (k) No Default. Except for payment defaults continuing for a period of not more than 30 days as of the Cutoff Date, no default, breach, violation, or event permitting acceleration under the terms of any Receivable shall have occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Receivable shall have arisen; and neither UAC, the Seller nor the Predecessor shall have waived any of the foregoing.

         (l) Insurance. Each Obligor has agreed to obtain physical damage insurance covering the Financed Vehicle.

         (m) Title. It is the intention of the Seller that the transfer and assignment herein contemplated, taken as a whole, constitute a sale of the Receivables from the Seller to the Purchaser and that the beneficial interest in and title to the Receivables not be part of the receivership estate in the event of the appointment of a receiver for the Seller. No Receivable has been sold, transferred, assigned, or pledged by the Seller to any Person other than the Purchaser, except for pledges as shall have been duly and fully released. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable free and clear of all liens, and, immediately upon the transfer thereof, the Purchaser shall have good and marketable title to each Receivable, free and clear of all liens and rights of others and the transfer and assignment herein contemplated has been perfected under the UCC.

         (n) Lawful Assignment. No Receivable shall have been originated in, or shall be subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such

Receivable under the Agreement or transfers of the Certificates would be unlawful, void, or voidable.

         (o) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Purchaser a first priority perfected security interest in the Receivables shall have been made.

         (p) One Original. There shall be only one original executed copy of each Receivable.

         (q) Original Number of Scheduled Payments. Each Receivable shall have not less than __ nor greater than __ monthly payments scheduled at origination.

         (r) Remaining Maturity of Receivables. Each Receivable shall have a remaining maturity of not more than __ months.

         (s) Minimum Note Rate. Each Receivable shall have a contract rate of interest (exclusive of prepaid finance charges) equal to or greater than _____% and less than or equal to _____%.

         (t) Scheduled Payments. Each Receivable shall be not more than 30 days overdue as of the Cutoff Date.

         (u) Interest Method. Each Receivable shall provide for accrual of interest according to the simple interest method or shall be a Precomputed Receivable and shall provide for monthly payments of principal and interest that fully amortize the Amount Financed by maturity and for a finance charge or yield interest at its Note Rate. The Principal Balance of Precomputed Receivables (on an actuarial basis) as of the Cutoff Date represents ____% of the Original Pool Balance.

         (v) Latest First Payment Date. No Receivable shall have had a first payment due after ___________, 199_.

         (w) Location of Receivable Files. The Receivable Files shall be kept at one or more of the locations listed in Annex B hereto.

         (x) Composition of Receivables. Each and every Receivable listed on Schedule A hereto shall arise from loans originated only on automobiles, light trucks, vans or van conversions, at least _____% of which (securing at least _____% of the Receivables by principal balance) are new vehicles.

         (y) Marking Records. By the Closing Date, the Seller and UAC will have caused the portions of the electronic ledger or similar computer records relating to the Receivables conveyed to the Purchaser hereunder to be clearly and unambiguously marked to show that such Receivables constitute property of the Purchaser and/or have been conveyed by

Purchaser to the Trust and constitute part of the Trust in accordance with the terms of the Trust created under the Pooling and Servicing Agreement.

         (z) Precomputed Receivables. Each Precomputed Receivable shall provide for, in the event that such a Receivable is prepaid, a prepayment that fully pays the Principal Balance and includes accrued but unpaid interest in an amount calculated using an interest rate at least equal to its Note Rate.

         Section 3.04 Repurchase Upon Breach. The Purchaser, UAC or the Seller, as the case may be, shall inform the other parties promptly, in writing, upon the discovery of any breach of the representations and warranties under Section
3.03.  Unless the breach  shall have been cured by the second  Record Date under
Section 3.03 (as described in the Pooling and Servicing Agreement), following the discovery, UAC shall repurchase from the Purchaser any Receivable materially and adversely affected by the breach as of such Record Date (or, at UAC's option, the first Record Date following the discovery). In consideration of the purchase of the Receivable, UAC shall remit the Purchase Amount to or for the account of the Purchaser. The sole remedy of the Purchaser shall be to require UAC to repurchase Receivables pursuant to this Section 3.04. UAC hereby consents to the assignment by the Purchaser of its rights under this Section 3.04 to the Trust in the Pooling and Servicing Agreement and, in the event of such assignment, agrees to remit the Purchase Amount in respect of any repurchased Receivable directly to the Trust Certificate Account as provided for in the Pooling and Servicing Agreement. Seller acknowledges that the Trust and the Surety Bond Issuer shall be third party beneficiaries in respect of the rights and benefits arising hereunder that are so assigned by Purchaser. Moreover, the Seller and UAC each hereby authorizes the Purchaser and its assignee on behalf of Seller or UAC, respectively, to execute and deliver certificates of title for any Financed Vehicle securing a Receivable naming Seller or UAC as secured party, and such other documents or certificates as may be necessary in connection therewith, in order to identify the Purchaser or its assignee, as appropriate, as the secured party with respect to such Financed Vehicle.


                                   ARTICLE IV

                         CONDITIONS PRECEDENT TO CLOSING

         The obligation of the Purchaser to purchase Receivables on the Closing Date is subject to the satisfaction of the following conditions:

         (a) Representations and Warranties True. The representations and warranties of the Seller or UAC hereunder shall be true and correct on the Closing Date with the same effect as if then made.

         (b) Documents, Other Obligations. The Seller shall have delivered the documents and performed all other obligations to be performed by it hereunder.

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

         The Seller agrees with the Purchaser as follows:

         Section 5.01 Conflicts with Pooling and Servicing Agreement. To the extent that any provision of Sections 5.02 through 5.05 of this Agreement conflicts with any provision of the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall govern.

         Section 5.02      Protection of Right, Title and Interest.

         (a) The Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Purchaser and/or the Certificateholders and the Trustee under the Pooling and Servicing Agreement in the Receivables and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Purchaser and/or the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) The Seller shall not change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Seller in accordance with paragraph (a) above seriously misleading within the meaning of 9-402(7) of the UCC, unless it shall have given the Purchaser at least 60 days' prior written notice thereof.

         (c) The Seller shall give the Purchaser at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement (in which case the Servicer shall file or cause to be filed such amendment or continuation statement or new financing statement).

         (d) The Seller shall cause its computer systems to be maintained so that, from and after the time of sale under this Agreement of the Receivables to be maintained such that the master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly that such Receivable is owned by the Purchaser or Trustee. Indication of the Trustee's ownership of a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the Receivable shall have been paid in full or repurchased.

         (e) If at any time the Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender, or other transferee, the Seller shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Purchaser or the Trustee.

         (f) The Seller shall permit the Purchaser and its agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Seller's records regarding any Receivable.

         Section 5.03 Security Interests. The Seller shall defend the right, title and interest of the Purchaser in, to and under the Receivables, against all claims of third parties claiming through or under the Seller.


                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

         Section 6.01 Obligations of the Seller. The obligations of the Seller to the Purchaser under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

         Section 6.02 Amendment. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the parties hereto.

         Section 6.03 Termination. This Agreement shall terminate upon the termination of the Trust pursuant to the Pooling and Servicing Agreement.

         Section 6.04 Waivers. No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Agreement or the Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

         Section 6.05 Notices. All communications and notices pursuant hereto to either party shall be in writing or by telegraph or telex and addressed or delivered to it at its address (or in case of telex, at its telex number at such address) shown below or at such other address as may be designated by it by notice to the other party and, if mailed or sent by telegraph or telex, shall be deemed given when mailed, communicated to the telegraph office or transmitted by telex. Such notice shall be sent to (a) in the case of the Seller, Union Acceptance Funding Corporation, 250 North Shadeland Avenue, Suite 220A, Indianapolis, Indiana 46219, Attention: Cynthia F. Whitaker (b) in the case of UAC, Union Acceptance Corporation, 250 North Shadeland Avenue, Indianapolis, Indiana 46219, Attention: John M. Stainbrook and (c) in the case of the Purchaser, UAC Securitization Corporation, 250 North Shadeland Avenue, Suite 210A, Indianapolis, Indiana 46219, Attention: Cynthia F. Whitaker, or at such other address as shall be designated by Purchaser in a written notice to Seller.

         Section 6.06 Headings and Cross-references. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such sections of this Agreement unless otherwise specified.

         Section 6.07 Governing Law. This Agreement and the Assignment shall be governed by and construed in accordance with the internal laws of the State of Indiana, without reference to its conflict of laws provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 6.08 Nonpetition covenant. Seller shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause the Trust or the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Trust or the Depositor under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust or the Depositor.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.


                                       UNION ACCEPTANCE FUNDING
                                       CORPORATION, Seller



                                       By:____________________________
                                      Its:


                                      UAC SECURITIZATION CORPORATION,
                                       Purchaser



                                       By:____________________________
                                      Its:


                                      UNION ACCEPTANCE CORPORATION,
                                       UAC



                                       By:____________________________
                                      Its:

                                   Assignment


         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency are hereby acknowledged, Union Acceptance Funding Corporation, a Delaware corporation (the "Seller") does hereby sell, transfer, assign and otherwise convey to UAC Securitization Corporation, a Delaware corporation (the "Purchaser"), without recourse:

                  (i) all right, title, and interest of the Seller in and to the Receivables listed in Schedule A hereto;

                  (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables;

                  (iii) any Liquidation Proceeds and any proceeds from claims or refunds of premiums on any physical damage, lender's single interest, credit life, disability and hospitalization insurance policies covering Financed Vehicles or Obligors;

                  (iv) the interest of the Seller in any proceeds from recourse to Dealers relating to the Receivables;

                  (v)      all documents contained in the Receivable Files;

                  (vi) all monies paid thereon, and all monies due thereon, including Accrued Interest after the Cutoff Date, (but excluding interest paid or due prior to the Closing Date) with respect to the Receivables held by the Servicer; and

                  (vii)    all proceeds of the foregoing.

         The Seller does not convey to the Purchaser any interest in any contracts with Dealers related to any "dealer reserve" or any rights to the recapture of any dealer reserve.

         Capitalized terms used but not defined in this Assignment have the meanings assigned to them in the Purchase Agreement dated as of ___________, 199_ between the Purchaser and the Seller.

         IN WITNESS WHEREOF, the undersigned has executed this Assignment as of the ___ day of _______________, 199_.

                                       UNION ACCEPTANCE FUNDING
                                        CORPORATION, Seller


                                      By:____________________________
                                      Name:

                                      Title:

                                                                      SCHEDULE A



                               List of Receivables

The Receivables consisting of motor vehicle retail installment sale contracts originated and booked on or before ___________, 199_, aggregating $______________ in remaining principal amount as of the Cutoff Date are listed on the attached pages.

                                                                         ANNEX B

                          Location of Receivables Files



Union Acceptance Corporation
250 N. Shadeland Avenue
Indianapolis, Indiana  46219

Union Acceptance Funding Corporation
250 North Shadeland Avenue
Suite 220A
Indianapolis, Indiana  46219